UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 5, 2015
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Contribution Agreement

On May 5, 2015, PBF Energy Company LLC ("PBF LLC"), a subsidiary of PBF Energy Inc. ("PBF Energy" or together with its consolidated subsidiaries, the "Company"), entered into a Contribution Agreement with PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC has agreed to contribute to the Partnership all of the issued and outstanding limited liability company interests of Delaware Pipeline Company LLC ("DPC") and Delaware City Logistics Company LLC ("DCLC"), for total consideration payable to PBF LLC of $143.0 million, consisting of $112.5 million of cash and $30.5 million of Partnership common units, or 1,288,420 common units.  The cash consideration will be funded by the Partnership with $40.0 million in proceeds from certain expected financing transactions, sale of approximately $0.7 million in marketable securities and $71.8 million in borrowings under the Partnership's revolving credit facility. The Partnership will borrow an additional $0.7 million under its revolving credit facility to repay $0.7 million of its outstanding term loan in order to release the $0.7 million in marketable securities that had collateralized the Partnership’s term loan.

DPC is a wholly-owned subsidiary of PBF Holding Company LLC ("PBF Holding"), whose sole operating asset is the Delaware City Products Pipeline. The Delaware City Products Pipeline consists of a 23.4 mile, 16-inch interstate petroleum products pipeline with capacity in excess of 125,000 barrels per day (“bpd”) located at PBF Holding's subsidiary's Delaware City, Delaware refinery. The pipeline transports refined petroleum products from the Delaware City refinery to Sunoco Logistics Partners, L.P.’s (“Sunoco Logistics”) Twin Oaks pump station in Delaware County, PA, with connections to Buckeye Partners, L.P.’s Laurel pipeline and Sunoco Logistics’ northeast pipeline systems that serve Western Pennsylvania and New York. DCLC is a wholly-owned subsidiary of Delaware City Refining Company LLC, a wholly-owned subsidiary of PBF Holding. DCLC's assets at closing will consist of a 15-lane, 76,000 bpd capacity truck loading rack utilized to distribute gasoline, distillates and liquefied petroleum gas located at the Delaware City refinery.

As part of the transactions contemplated by the Contribution Agreement, PBF Holding, a wholly-owned subsidiary of PBF LLC, will distribute all of the equity interests of DPC and DCLC to PBF LLC immediately prior to the contribution by PBF LLC to the Partnership. The closing of the Contribution Agreement is subject to customary closing conditions of the parties including receipt of the proceeds contemplated by the expected financing transactions. In addition, in connection with the closing, the parties and certain of their affiliates will, among other things, enter into (i) a pipeline services agreement that will provide a minimum throughput commitment of approximately 50,000 bpd, and have an initial term of ten years; (ii) a terminaling services agreement that will provide a minimum throughput commitment of approximately 30,000 bpd of gasoline, diesel and heating oil, and a minimum throughput commitment of approximately 5,000 bpd of propane and propylene, and have an initial term of ten years; and (iii) amendments to the Partnership’s existing Second Amended and Restated Omnibus Agreement and Second Amended and Restated Operation and Management Services and Secondment Agreement. The closing of the transactions contemplated by the Contribution Agreement is expected to occur on or about May 15, 2015.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Contribution Agreement contains representations and warranties that the parties to the Contribution Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 7.01.    Regulation FD Disclosure

On May 5, 2015, PBF Energy issued a press release announcing that it entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in Exhibit 99.1 to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Contribution Agreement dated as of May 5, 2015 by and between PBF Energy Company LLC and PBF Logistics LP
99.1	Press release dated May 5, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	May 5, 2015

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

Dated:	May 5, 2015

PBF Holding Company LLC
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Contribution Agreement dated as of May 5, 2015 by and between PBF Energy Company LLC and PBF Logistics LP
99.1	Press release dated May 5, 2015